Perimeter Small Cap Opportunities Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 29, 2014 to the
Prospectus dated October 1, 2014 and the
Statement of Additional Information dated October 1, 2014

Perimeter Capital Management, LLC, the investment adviser to the Perimeter Small Cap Opportunities Fund (the “Fund”), has informed the Board of Trustees of the Trust that the portfolio managers of the Fund will be leaving the adviser on December 31, 2014, and has recommended that the Fund be liquidated.  Accordingly, the Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund which authorizes the termination, liquidation and dissolution of the Fund.  In order to effect such liquidation, the Fund is closed to all new investment.  Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about January 9, 2015 (the “Liquidation Date”).  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-855-968-4964 if you have any questions or need assistance.

Please file this Supplement with your records.